MODIFICATION NO. ONE

   TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                OF

               CBL & ASSOCIATES LIMITED PARTNERSHIP



          This Modification No. One to the Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), is hereby entered into by the partners of the Operating Partnership effective this 31st day of March, 1997.


          WHEREAS, the Operating Partnership was formed by that certain Agreement of Limited Partnership dated October 29, 1993, as amended and restated by that certain Amended and Restated Agreement of Limited Partnership dated November 3, 1993 (the Agreement of Limited Partnership and the Amended and Restated Agreement of Limited Partnership are herein referred to as the "Partnership Agreement"), and the initial Certificate of Limited Partnership of the Operating Partnership was filed in the office of the Delaware Secretary of State on July 16, 1993, as amended by that certain Certificate of Amendment to Certificate of Limited Partnership filed in the office of the Delaware Secretary of State on December 15, 1993; and

          WHEREAS, the undersigned partners of the Operating
Partnership (the "Partners") desire to convert a portion of certain general partner interests in the Operating Partnership owned by CBL & Associates Properties, Inc. to limited partner interests; and

          WHEREAS, simultaneously with the conversion of a portion of certain general partner interests as set forth above, CBL & Associates Properties, Inc., in its capacity as General Partner and Limited Partner, has as of the date hereof, assigned its interest
(i) as the sole General Partner of the Operating Partnership to CBL Holdings I, Inc., a Delaware corporation, and (ii) as a Limited Partner of the Operating Partnership to CBL Holdings II, Inc., a Delaware corporation; and

          WHEREAS, the parties desire to modify the Partnership Agreement to recognize and document the aforesaid conversion of a portion of general partner interests in the Operating Partnership and the transfer and assignment by CBL & Associates Properties, Inc. of its general partner interests to CBL Holdings I, Inc. and the transfer and assignment by CBL & Associates Properties, Inc. of its limited partner interests to CBL Holdings II, Inc..

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

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the Partnership
Agreement is hereby modified as follows:

          1. Effective as of the date hereof, a certain portion of general partner interests in the Operating Partnership owned by CBL & Associates Properties, Inc. are hereby converted to limited partner interests as follows:

                         Pre-Conversion           Interest
Name of Partner             Interest         Following Conversion


CBL & Associates          71.8122% GP              2.8122% GP
Properties, Inc.                                  69.0000% LP

          2. Effective as of the date hereof, the interest of CBL
& Associates Properties, Inc. in the Operating Partnership as the sole General Partner is hereby deleted and, in its place, CBL Holdings I, Inc., a Delaware corporation, is hereby inserted as the sole General Partner of the Operating Partnership, owning a 2.8122% interest in the Operating Partnership's capital, profits, losses and income.

          3. Effective as of the date hereof, the interest of CBL & Associates Properties, Inc. in the Operating Partnership as a Limited Partner is hereby deleted and, in its place, CBL Holdings II, Inc., a Delaware corporation, is hereby inserted as a Limited Partner of the Operating Partnership, owning a 69% interest in the Operating Partnership's capital, profits, losses and income.

          4. Paragraph 7.6 of the Partnership Agreement is hereby amended by adding the terms "and its affiliates, including but not limited to its parent corporation, CBL & Associates Properties, Inc." after the term General Partner in the second line thereof.

          5. Exhibit "A" to the Partnership Agreement of the Operating Partnership is hereby deleted in its entirety and the Partners do hereby agree that the Partners and their respective partnership interests shall be as shown on the new Exhibit "A" attached hereto and made a part hereof.

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          IN WITNESS WHEREOF, the undersigned Partners, in their
respective capacities as the withdrawing General Partner, the incoming General Partner, the Withdrawing Limited Partner, the incoming Limited Partner and the Limited Partners of the Operating Partnership, being authorized so to do under the Partnership Agreement, have executed this Modification No. One effective as of the date referenced above.

                              WITHDRAWING GENERAL PARTNER:

                              CBL & ASSOCIATES PROPERTIES, INC.

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Chairman of the Board, President
                                   and Chief Executive Officer


                              INCOMING GENERAL PARTNER:

                              CBL HOLDINGS I, INC.

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Chairman of the Board, President
                                   and Chief Executive Officer


                              WITHDRAWING LIMTED PARTNER:

                              CBL & ASSOCIATES PROPERTIES, INC.

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Chairman of the Board, President
                                   and Chief Executive Officer


                              INCOMING LIMITED PARTNER:

                              CBL HOLDINGS II, INC.

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Chairman of the Board, President
                                   and Chief Executive Officer

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                              LIMITED PARTNERS:

                              CBL & ASSOCIATES, INC.

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Chairman of the Board, President
                                   and Chief Executive Officer


                              CBL EMPLOYEES PARTNERSHIP/CONWAY

                              By: CBL & Associates, Inc.,
                                   Managing Partner

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Chairman of the Board, President
                                   and Chief Executive Officer


                              COLLEGE STATION ASSOCIATES

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Managing Partner


                              FOOTHILLS PLAZA PARTNERSHIP

                              By: Mortgage Services, Inc.,
                                   Managing Partner

                                   /s/ John N. Foy
                              By:__________________________________
                                   John N. Foy, President

                              /s/ John N. Foy
                              _____________________________________
                              John N. Foy

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                              GIRVIN ROAD PARTNERSHIP

                              By: CBL & Associates, Inc.,
                                   Managing Partner

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Chairman of the Board, President
                                   and Chief Executive Officer


                              _____________________________________
                              Ben S. Landress


                              _____________________________________
                              Alan L. Lebovitz

                              /s/ Charles B. Lebovitz
                              _____________________________________
                              Charles B. Lebovitz

                              /s/ Charles B. Lebovitz - P.O.A.
                              _____________________________________
                              Laurie Beth Lebovitz


                              _____________________________________
                              Michael I. Lebovitz


                              _____________________________________
                              Stephen D. Lebovitz


                              TRUST U/W MOSES LEBOVITZ F/B/O
                              CHARLES B. LEBOVITZ, ET AL
                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Trustee

                              By:__________________________________
                                   Faye L. Israel,
                                   Trustee

                              By:__________________________________
                                   Ralph Shumacker,
                                   Trustee

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                              TRUST U/W MOSES LEBOVITZ F/B/O
                              FAYE L. ISRAEL, ET AL
                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Trustee

                              By:__________________________________
                                   Faye L. Israel,
                                   Trustee

                              By:__________________________________
                                   Ralph Shumacker,
                                   Trustee


                              _____________________________________
                              Mark D. Mancuso


                              _____________________________________
                              Eric P. Snyder

                              /s/ Augustus N. Stephas
                              _____________________________________
                              Augustus N. Stephas


                              WAREHOUSE PARTNERSHIP

                              By: CBL & Associates, Inc.,
                                   Managing Partner

                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Chairman of the Board, President
                                   and Chief Executive Officer



                              _____________________________________
                              Jay Wiston


                              _____________________________________
                              James L. Wolford



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                                 EXHIBIT "A"

                                              Percentage Share
                                             of Profits or Other
Name of Partner                                By Way of Income




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